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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                               ----------------
                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 20, 2002
                                                          ------------

                   THIRD MILLENNIUM TELECOMMUNICATIONS, INC.
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              (Exact Name of Registrant as Specified in Charter)

            Florida                 0-16322               84-1061207
            -------                ----------           --------------
 (State or Other Jurisdiction      (Commission          (IRS Employer
       of Incorporation)           File Number)       Identification No.)

                262 Old New Brunswick Avenue
                   Piscataway, New Jersey                   08854
               ------------------------------              --------
          (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code: (732) 465-1500 Ext. 2260


                       ----------------------------------
        (Former Name or Former Address; if Changed Since Last Report)


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On May 20, 2002, the registrant received a letter from WorldCom Wireless, Inc. providing 30 days notice of the termination, without cause, of the Sales Agency Agreement between the Registrant and WorldCom Wireless, Inc. The letter stated that the termination resulted from the decision of WorldCom, Inc., the parent corporation of WorldCom Wireless, Inc.'s, that the wireless resale business is not consistent with WorldCom, Inc.'s core strategic business interests and that WorldCom Wireless would not be playing a role in WorldCom Inc.'s long term plans. Following the termination of the Registrant's Sales Agency Agreement, WorldCom Wireless terminated the Registrant's $200,000 line of credit.

     Revenues and gross profits from the sale of WorldCom Wireless, Inc.'s services were substantial during the Registrant's fiscal years ended March 31, 2002 and March 31, 2001, accounting for substantially more than half of the Registrant's revenues and income.


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     WorldCom Wireless's termination of the Registrant's Sales Agency
Agreement, combined with the termination of registrant's line of credit has created a severe cash flow, revenue and earnings reduction. Registrant is attempting to replace the loss of revenues and income resulting from the termination of the WorldCom Wireless Sales Agency Agreement by a combination of sales of wireless services provided by other cellular providers and resellers, as well as sales of satellite television services coupons and other products. There can be no assurance that the Registrant will be able to accomplish those goals, or, if it can, that these gals can be accomplished quickly enough to solve the problems created by termination of the WorldCom Wireless agreements.

    This document contains forward-looking statements. These forward looking statements are based on management's current beliefs, projections, estimates and expectations, some or all of which could prove to be in error. Such "forward-looking statements" can be identified by the use of forward-looking terminology such as "may," "will," "should," "expect," "anticipate," "estimate" or "continue" or the negatives thereof or other variations of such words or comparable terminology. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected, expressed, or implied in the forward-looking statements as a result of various factors.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits:

     99.1 Copy of letter dated May 15, 2002 from WorldCom Wireless, Inc. to Registrant terminating Sales Agency Agreement between WorldCom Wireless, Inc. and Registrant.

     99.2 Press release of Registrant, dated June 5, 2002 reporting the termination of the Sales Agency Agreement.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Third Millennium Telecommunications, Inc.


                                    By: /S/ MICHAEL GALKIN
                                    ----------------------------------
                                    Michael Galkin, President
June 3, 2002


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                                 EXHIBIT INDEX




Exhibit             Description

    99.1 Copy of letter dated May 15, 2002 received May 20, 2002 from WorldCom Wireless, Inc. to Registrant terminating Sales Agency Agreement between WorldCom Wireless, Inc. and Registrant.

    99.2 Press release of Registrant, dated June 5, 2002 reporting the termination of the Sales Agency Agreement.





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